UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2026
Red Cat Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40202	88-0490034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan PR	00901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 466-9152
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2026, Red Cat Holdings, Inc. (the “Company”) issued a press release announcing preliminary unaudited revenue results for the fourth quarter and full year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company’s preliminary unaudited fourth quarter and full year 2025 revenue results are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for the fourth quarter or full year 2025 and remains subject to the completion of financial closing procedures and internal reviews. Such preliminary results should not be viewed as a substitute for audited results prepared in accordance with U.S. GAAP. The Company has not yet filed its annual report on Form 10-K for the fiscal year 2025. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results may materially differ from the actual results that will be reflected in the consolidated financial statements for the fiscal year 2025 when they are completed and publicly disclosed. The Company undertakes no obligation to update or supplement the information provided herein until the Company reports its final financial results for the fourth quarter and fiscal year 2025.
The information in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
d)Exhibits.

Exhibit No.	Description
99.1	Press release dated January 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: January 13, 2026	By:	/s/ Jeffrey Thompson
	Name:	Jeffrey Thompson
	Title:	Chief Executive Officer